UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2006 (June 22, 2006)

BlastGard International, Inc.

(Exact name of registrant as specified in its charter)

Colorado	333-47294	84-1506325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12900 Automobile Blvd., Suite D, Clearwater, Florida	33762
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 592-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 22, 2006, we entered into a series of simultaneous transactions with two investors, whereby we agreed to borrow an aggregate principal amount of $1,200,000 and to issue to the investors secured convertible notes and common stock purchase warrants. The closing occurred on June 22, 2006.

The notes bear an interest rate of 8% per annum, payable quarterly in arrears, in stock or cash at the Company’s discretion, in registered Common Stock, at 90% of the average of the 10 VWAPs immediately prior to the interest payment date as long as the stock price is not below the fixed conversion price.

The individual note holders have the right, at their option, to convert the principal amount of the note, together with all accrued interest thereon in accordance with the provisions of and upon satisfaction of the conditions contained in the note, into fully paid and non-assessable shares of our common stock at a conversion price of $.75 per share, subject to adjustment in certain circumstances if the notes are then outstanding, such as a stock split, combination or dividend; or in the event we issue shares of common stock for consideration of less than the conversion price.

The notes are subordinated to our December 2004 note holders (as reported in Form 8-K on December 2, 2004) and are secured by all of the assets of BlastGard International, Inc, and its wholly-owed subsidiary, BlastGard Technologies, Inc., until the notes have been fully paid or fully converted into common stock.

Also in connection with this sale, we issued the note holders warrants to acquire shares of our common stock. We issued to the Investors 5-year Warrants to purchase a number of shares equal to 250% of the dollars invested. ($1,200,000.00 x 250% = 3,000,000 shares): 1,200,000 of the Warrants shall have an exercise price of $1.00, 1,200,000 of the Warrants shall have an exercise price of $1.50, and the remaining 600,000 Warrants shall have an exercise price of $2.00.

Also in connection with this sale, we issued to our December 2004 note holders and the new investors redeemable warrants to acquire shares of our common stock as follows: a five year, redeemable Class F Warrant to purchase 666,667 and 1,066,667 shares, respectively, exercisable at $.75 per share. The Warrants are redeemable in the event that the Company’s Common Stock is trading at or above $1.10 per share for at least 10 consecutive trading days (with some volume restrictions) and the shares issuable upon exercise of said Warrants are the subject of a current Registration Statement with the Securities and Exchange Commission which would permit the resale of said shares.

The terms of all of the aforementioned Warrants include anti-dilution rights, cashless exercise rights (if there is no effective registration statement) and registration rights.

Source Capital Group, Inc. (“SCG”), acted as placement agent in this transaction. The placement agent was paid 25,000 shares of restricted common stock and a cash fee of $72,000, which represents 6% of the gross proceeds. It is also entitled to receive a 6% fee of the same Warrants issued to the New Investors.

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The Company has agreed to file a registration statement to register for resale by the new investors the number of shares of common stock issuable to the investors upon conversion of the notes and exercise of the warrants, as well as to register for resale by SCG the shares of common stock issuable upon exercise of the its warrants.

Item 3.02. Unregistered Sales of Equity Securities.

See Item 1.01 regarding the issuance of unregistered Debentures and Warrants to purchase common shares. All securities were issued pursuant to an exemption claimed under Section 4(2) of the Securities Act of 1933, as amended and Rule 506 promulgated thereunder.

Item 7.01. Regulation FD Disclosure.

On June 23, 2006, the Company issued a press release to announce the $1,200,000 in financing. A copy of the press release is attached as an exhibit hereto.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
99.1	Press release dated June 23 2006. (Filed herewith).

99.2	Form of Securities Purchase Agreement, dated June22, 2006. (Filed herewith).

99.3	Form of Registration Rights Agreement, dated June22, 2006. (Filed herewith).

99.4	Form of Security Agreement, dated June22, 2006. (Filed herewith).

99.5	Form of Subsidiary Guarantee, dated June22, 2006. (Filed herewith).

99.7	Form of Amended and Restated Second Modification and Waiver Agreement between BlastGard International, Inc. and the December 2004 Convertible Debenture Note holders, dated June22, 2006. (Filed herewith).

99.8	Form of Debenture, dated June22, 2006. (Filed herewith).

99.9	Form of Warrant (C, D, E & F), dated June22, 2006. (Filed herewith).

99.10	Form of SPA Disclosure Schedule, dated June22, 2006. (Filed herewith).

99.11	Form of Security Agreement Disclosure Schedule, dated June22, 2006. (Filed herewith).

99.12	Form of Subsidiary Guarantee Disclosure Schedule, dated June22, 2006. (Filed herewith).

99.13	Form of Registration Rights Agreement Disclosure Schedule, dated June22, 2006. (Filed herewith).

99.14	Form of Modification and Warrant Agreement between BlastGard International, Inc. and Andrew Garrett warrant holders, dated June22, 2006. (Filed herewith).

99.15	Form of Modification and Warrant Agreement between BlastGard International, Inc. and Argyll Equities, LLC, dated June22, 2006. (Filed herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLASTGARD INTERNATIONAL, INC.

By:	/s/ James F. Gordon
James F. Gordon, Chief Executive Officer

Date: June 23, 2006

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EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated June 23 2006. (Filed herewith).

99.2	Form of Securities Purchase Agreement, dated June22, 2006. (Filed herewith).

99.3	Form of Registration Rights Agreement, dated June22, 2006. (Filed herewith).

99.4	Form of Security Agreement, dated June22, 2006. (Filed herewith).

99.5	Form of Subsidiary Guarantee, dated June22, 2006. (Filed herewith).

99.7	Form of Amended and Restated Second Modification and Waiver Agreement between BlastGard International, Inc. and the December 2004 Convertible Debenture Note holders, dated June22, 2006. (Filed herewith).

99.8	Form of Debenture, dated June22, 2006.(Filed herewith).

99.9	Form of Warrant (C, D, E & F), dated June22, 2006. (Filed herewith).

99.10	Form of SPA Disclosure Schedule, dated June22, 2006. (Filed herewith).

99.11	Form of Security Agreement Disclosure Schedule, dated June22, 2006. (Filed herewith).

99.12	Form of Subsidiary Guarantee Disclosure Schedule, dated June22, 2006. (Filed herewith).

99.13	Form of Registration Rights Agreement Disclosure Schedule, dated June22, 2006. (Filed herewith).

99.14	Form of Modification and Warrant Agreement between BlastGard International, Inc. and Andrew Garrett warrant holders, dated June22, 2006. (Filed herewith).

99.15	Form of Modification and Warrant Agreement between BlastGard International, Inc. and Argyll Equities, LLC, dated June22, 2006. (Filed herewith).

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